UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2026, Aura Biosciences, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of June 12, 2026, the record date for the Special Meeting, there were 103,436,416 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) outstanding and entitled to vote. At the Special Meeting, 89,490,726 shares of common stock were represented in person or by proxy, constituting a quorum for the transaction of business. The final voting results for each of the proposals submitted to a vote of the Company’s stockholders are set forth below.

For more information about the proposals considered and voted upon at the Special Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 29, 2026.

Proposal 1 — Approval of an Amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock

The Company’s stockholders approved an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 500,000,000. The proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,993,701	26,496,186	839	0

Proposal 2 — Approval of Amendment No. 1 to the Company’s 2021 Stock Option and Incentive Plan

The Company’s stockholders approved Amendment No. 1 to the Company’s 2021 Stock Option and Incentive Plan. The proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,369,676	27,372,773	819	15,747,458

No other matters were submitted to a vote of the Company’s stockholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date:	August 5, 2026	By:	/s/ Natalie Holles
Natalie Holles Chief Executive Officer and President (Principal Executive Officer)